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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT

                    Pursuant to Selection 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 28, 1997
                                                --------------------------------

                        LONG BEACH FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


   Delaware                       000-29272                      33-0739843
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


1100 Town & Country Road, Suite 900, Orange, California            92868
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code        (714) 541-5378
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                                       N/A
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         (Former name or former address, if changed since last report)

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        This Report is filed pursuant to Item 5 of Form 8-K to report the adoption of a stockholder rights plan by Long Beach Financial Corporation. Pursuant to General Instruction F and Item 7 of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

          EXHIBIT          DESCRIPTION

           20.1 Summary of the Rights issued pursuant to the Rights Agreement dated as of November 10, 1997 between Long Beach Financial Corporation and American Stock Transfer & Trust Company, as Rights Agent.

           20.2 Long Beach Financial Corporation press release of November 7, 1997 regarding approval by Long Beach Financial Corporation's board of directors of the adoption of a stockholder rights plan.

           20.3 Form of letter to be sent to stockholders announcing the adoption of a stockholder rights plan and transmitting the Summary of the Rights.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 17, 1997                    LONG BEACH FINANCIAL CORPORATION



                                            By: /s/ M. JACK MAYESH
                                               ---------------------------------
                                                M. Jack Mayesh
                                                Chief Executive Officer and
                                                Chairman of the Board